Supplement dated December 16, 2022

to the

Prospectuses dated May 2, 2022

Commonwealth Annuity Advantage Variable Annuity

ExecAnnuity Plus 91 and 93 Variable Annuity

Issued By

Commonwealth Annuity and Life Insurance Company

through its
Separate Account VA-K

In the section of your prospectus entitled “DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT AND THE FUNDS,” under the subsection “The Funds,” the third paragraph is deleted in its entirety and replaced with the following:

Information regarding each Fund, including (i) its name, (ii) its investment objective, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in an appendix to this prospectus. See Appendix A—Funds Available Under the Contract. Each Fund has issued a prospectus that contains more detailed information about the Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Fund prospectuses may be obtained by calling us at 1-800-533-7881 or emailing us at annuityservicecenter@gafg.com.

Under the section of your prospectus entitled “APPENDIX A - FUNDS AVAILABLE UNDER THE CONTRACT,” the first paragraph is deleted in its entirety and replaced with the following:

The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time. You can request this information at no cost by calling 1-800-533-7881 or emailing us annuityservicecenter@gafg.com.

This Supplement Should Be Retained for Future Reference.

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